NASDAQ: KOOL



CESCA Therapeutics

Jeff Cauble, Vice President of Finance
HC Wainwright 21st Annual Global Investment Conference
September 10, 2019

Disclosure and Forward Looking Statement

This presentation includes statements of future expectations and other forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current views and assumptions, speak only as of the date hereof and are subject to change. Forward-looking statements can often be identified by words such as "may," "could," "potential," "continue," and similar expressions and include, but are not limited to, statements regarding research and product commercialization. These forward-looking statements are not guarantees of future results and are subject to known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially and adversely from those expressed or implied in such statements. A more complete description of risks that could cause actual events to differ from the outcomes predicted by these forward-looking statements is set forth under the caption "Risk Factors" in our Annual Report on Form 10-K, in our Quarterly Reports on Form 10-Q, and in other reports filed with the Securities and Exchange Commission from time to time, and you should consider each of those factors when evaluating the forward-looking statements. We undertake no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

3 Company Overview

Headquarters


CESCA
Therapeutics

Rancho Cordova, CA

Corporate Structure


CESCA
Therapeutics
ThermoGenesis
TotipotentRX
CARTXpress Bio

Company Highlights

- Corporate headquarters located in a 28,000 sq. ft. facility in Rancho Cordova, CA.
- Founded in 1986, company is a leading medical technology company developing state of the art automated cellular processing devices for the cord blood industry, and more recently, for high throughput cellular processing for immune cell-based therapeutics, such as CAR-T therapies.
- Company currently offers a full suite of products:
  - **CAR-TXpress™ Platform for High-Efficiency Cell Processing,** including **X-Lab** a semi-automated ficoll-free cell isolation system for the rapid isolation of target cells and **X-Wash** semi-automated system for washing and reformulation. Additionally, in development, **X-BACS** an automated solution that selects target calls using its patented buoyancy-activated cell sorting (BACS) technology for large scale cellular manufacturing in CAR-T therapies.
  - **AutoXpress® Platform for Clinical BioBanking,** including AXP an automated system for the isolation of hematopoietic stem cells from cord blood and peripheral blood and **BioArchive®** an automated cryogenic system used for the cryopreservation and storage of cord blood and clinical samples.
  - **POCXpress™ Platform for Point-of-Care Applications,** including PXP which allows for the rapid, automated processing of autologous peripheral blood or bone marrow derived stem cells at the point-of-care locations such as surgical centers or clinics.
- Revenues increased by 115% in the Q2 of 2019 versus Q2 of 2018, increased by 45% over Q1 2019.
- Achieved positive adjusted EBITDA for Q2 2019, two quarters ahead of plan.

4 Key Financial Performance

– Steady improvement in financial results since 2018



Revenue
($ in millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.9
$2.0
$3.1
$2.7
$3.0
$4.3
2018 Q1
2018 Q2
2018 Q3
2018 Q4
2019 Q1
2019 Q2



Gross Profit
($ in millions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$0.4
$0.4
$0.7
$0.8
$1.3
$2.0
2018 Q1
2018 Q2
2018 Q3
2018 Q4
2019 Q1
2019 Q2



Operating Expenses
($ in millions – excluding impairment charges)
$4.0
$2.0
$0.0
$3.6
$3.7
$2.6
$2.8
$2.2
$2.2
2018 Q1
2018 Q2
2018 Q3
2018 Q4
2019 Q1
2019 Q2

2019 Q2 performance as compared to 2018 Q2

- Revenues increased by 115%
- Gross profit up 500%
- OpEx down 40%

ThermoGenesis | CESCA Therapeutics

5 Revenue Growth & Cost Reduction Strategy

– Transforming from a medical device company to a leading solution provider for cell based therapies

Past Two (2) Years


Cesca completes SynGen acquisition. ThermoGenesis Corp. (TG) subsidiary formed
TG receives first BACS patent from USPTO
July 2017
TG receives second BACS patent from USPTO
Oct 2017
TG launched 2nd generation of AutoXpress© platform for stem cell banking
Feb 2018
TG expands into CDMO services through license agreement with IncoCell
Mar 2018
TG launched CAR-TXpress™ platform for large scale cellular process & manufacturing
May 2018
TG launched POC-Xpress platform for point-of-care (PoC) clinical applications
July 2018
Cesca completes reorganization to reduce costs and streamline operations
Oct 2018
TG revised agreement with its AXP disposable contract manufacturer to decrease costs by 25%
Dec 2019
TG completes construction of in-house clean room to reduce production costs of X-Series cartridges
Jan 2019
TG signs PXP supply agreement with Orthohealing Center
Feb 2019
TG launched Enhanced X-MINI CD3 selection kit for research market
Apr 2019
[2019.8.30] Signed X-Series global distribution agreement
Sept 2019

ThermoGenesis | CESCA Therapeutics

6 Adjusted EBITDA Steadily Increased

– Result of combined measures to increase revenue and reduce costs



Adjusted EBITDA by Quarter
2018 Q1 – 2019 Q2
($ in millions)
$0.5
$0.0
-$0.5
-$1.0
-$1.5
-$2.0
-$2.5
-$3.0
-$3.5
-$2.9
-$3.0
-$1.6
-$0.8
-$0.5
$0.1

Approaching Inflection Point

- Key metric used by the Company to determine cash based results
  - Defined as earnings before interest, taxes, depreciation, amortization, stock compensation and impairment of intangible assets
- Significant improvement over the past six quarters, from a loss of $3.0M per quarter at the beginning of 2018 to a **positive** $100,000 in the second quarter of 2019
- Improved results due to growing global customer base, reduced contract manufacturer pricing and corporate reorganization which has reduced costs and streamlined strategic focus

ThermoGenesis | CESCA Therapeutics

7 Our Future: Enabling Next-Generation Cell Therapies

– Genetically modified autologous cell therapies

Chimeric Antigen Receptor T Cells (CAR-T)

INDICATIONS
- Acute lymphoblastic leukemia
- Diffuse large B-cell lymphoma
- Multiple myeloma
- Other blood cancers
- Many solid tumors under development)

TWO 2017 US APPROVALS
- *Yescarta* for large B-cell lymphoma (Gilead; $373K/pt)
- *Kymriah* for acute lymphoblastic leukemia (Novartis; $475K/pt)
- Breakthrough therapy status awarded
- Peak revenue estimates for anti-CD19 CAR-Ts exceed $1B each

MAJOR PLAYERS

NOVARTIS, GILEAD, Celgene, gsk, Pfizer, AMGEN

Engineered CD34 Hematopoietic Stem Cells

INDICATIONS
- Severe combined immunodeficiency
- β-Thalassemia
- Sickle cell disease
- Cerebral adrenoleukodystrophy
- Metachromatic leukodystrophy
- Fabry Disease
- Gaucher Disease

2016 & 2019 EU APPROVALS
- *Strimvelis* for severe combined immunodeficiency (Orchard; $648K/pt)
- *Zynteglo* for β-thalassemia (bluebirdbio; $1.8M/pt)

MAJOR PLAYERS

Orchard therapeutics, bluebirdbio, AVROBIO, CRISPR THERAPEUTICS

Cell & Gene Therapy Target Market

– Cell & gene therapies are an emerging field with a rapid increase in the number of clinical trials globally

Worldwide Trials

- **800+** Clinical Trials
- **900+** Companies

Global Market

- Global regenerative medicine and cell therapy market to grow to US$ **67.6** Billion by 2020

Number of Initiated FDA Clinical Trials per Year



125
100
75
50
25
CAR-T trials
TCR trials
Total CAR-T/TCR
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018



50
315
5
10
13
119
16
4
7
7
292
12
19
16

CAR-T Cell & Gene Therapy Trials Globally

Source: [1] National Academy of Medicine (2017)
[2] Clinicaltrial.gov database (as of 8.31, 2019)
[3] Alliance for Regenerative Medicine Quarterly Data Report Q2 2019

ThermoGenesis | CESCA Therapeutics

9

Critical Unmet Needs for Manufacturing Cell Therapies

– Traditional process involves the use of ficoll and magnetic beads that is labor-intensive and time consuming


Scaling up production (33%)
Reimbursement process (25%)
Lengthy development timelines (33%)
Other (9%)

Survey indicates main hurdles for commercial success in CAR-T cell therapeutics are:

- Manufacture Scale Up (33%)
- Reimbursement Process (25%) (indirectly linked to manufacture cost)

} > 58%

Source: RegMedNet pool

CAR-T Manufacture Cost


Average manufacture cost for each dose of CAR-T therapeutics:
> $100,000 USD
20%
20%
20%
40%
Equipment & reagent cost
cGMP processing time
FTE overhead
Viral vector production

ThermoGenesis | CESCA Therapeutics

CAR-Txpress™ Cell Processing Platform

– A modular designed, semi-automated, closed system for large scale cellular manufacturing


High Efficiency Low Cost
Ficoll-Free Beads-Free
Best-in-Class Practice
IL-2, CD3, DNA
Gene Insertion
Volumes May Exceed 5 L Additional IL-2 Infused
Isolation of MNCs
Selection of CD3+ Cells
Modification
Expansion
Volume Reduce/ Harvest
10 – 14 days
X-WASH® Washing and Volume Reduction
Final Formulation
X-LAB® Superior Isolation of MNC's
X-BACS® Superior Selection of CD3+ Cells
Freezing
Patient
Direct Infusion
BioArchive® Automated Storage and Retrieval
Patient
Direct Infusion
Proprietary CAR-TXpress™ Platform
with Patented X-BACS™ Technology

Revolutionary design to significantly reduce processing time while improving cell recovery

Cesca's technology reduces cell selection time from eight hours to two hours


Saves on cGMP
Saves on staff time
Increases throughput per clean room
Hours
8
7
6
5
4
3
2
1
0
Existing Process
75% Reduction
CAR-TXpress™

Improves cell recoveries after isolation and selection by up to 45% and 50%, respectively


CAR-TXpress
Manual Process
65.0%
60.5%
94.5%
90.8%
% Recovery
Ficoll** & Magnetic Beads***
X-LAB* & X-BACS

ThermoGenesis | CESCA Therapeutics

Our Key Technology

– Proprietary, new approach for separating cells from blood using a "bubble" technology


Target cells w/ beads
Non-Target cells w/o beads

Traditional Technology:
Magnetic Activated Cell Sorting (MACS)

ThermoGenesis

What It Is:

- BACS uses microscopic bubbles (each smaller than a single cell) as cell isolation reagents.
- The microbubbles are ruggedized with lipid shells, to which antibodies are attached to bind them *only to the target cell type* in a mixture of cell types (such as blood)
- In a centrifuge, target cells with their bound microbubbles float, while all other (unwanted) cells sink


cell mixture
add microbubbles
mix
centrifuge
1
2
3
4
Target cells w/ bubble
Microbubble
Non-target Cell
Target Cell
Non-Target cells w/o bubble



Newly Patented Technology

Our Cutting-Edge Technology:
Buoyancy Activated Cell Sorting (**BACS**)

X-Series™ Products from CAR-Txpress™ Platform

– High efficiency processing, washing and formulation of various cellular products

X-LAB
Harvests & purifies MNCs from blood, bone marrow or leukapheresis, depleting up to: 99% of RBCs, 70% of GRNs, 85% of PLTs, and excess plasma volume.

X-WASH
Medium exchange to reduce spent media contamination by up to 6 logs with multiple washes, to remove DMSO, growth factors, cell debris, free viruses, etc.

X-BACS
Harvests target cells (i.e. CD3, CD4, CD8) from MNC fraction of blood, bone marrow or leukapheresis, using micro-bubble technology.

X-MINI
Small scale quick isolation of target cells (i.e. CD3, CD4, CD8) from cell culture or whole blood, using micro-bubble technology.








ThermoGenesis

ThermoGenesis | CESCA Therapeutics

Global Distribution Agreement

– Partnership with a major global company to distribute X-Series products worldwide

Key Terms for Agreement:

- $2M upfront license fee
- Covers X-Series™ products
- Worldwide exclusive rights, excluding China for the first two years
- Five year term, renewable

Cesca Will:

- Continue to direct sell to the point-of-care market
- Retain all rights for CDMO services

A Full Product Line for Automated Cellular Processing

– From stem cell banking, to point-of-care clinical applications, to large scale cellular processing

1. AutoXpress® Platform for Stem Cell Banking



AXP II®



BioArchive®

2. POCXpress™ Platform for Point-of-Care Application

PXP ®



3.CAR-TXpress™ Platform for Large Scale Cell Processing


Disposable Cartridge
Control Module
Docking Station
BACS Cell Transfer Set

X-Series™

ThermoGenesis | CESCA Therapeutics

AXP®: Leading Automated Technology for Cord Blood Banks

– Fully automated system for the isolation of stem cells from cord blood with superior performance



NYBC National Cord Blood Program
AXP Processing Results: N=34,011 CBUs

	Recovery (Post-processing)		Volume (Post processing)	CD 34+ viability (Post-processing)
	% MNC	% CD34+	(mL)	(%)
Mean	91.6	96.6	20.99	99.3
Std. Dev.	9.8	17.5	0.09	0.65

Over 1,000,000 large scale automated processing procedures done worldwide using AXP® platform

AXP® Customers includes top public and private cord blood banks worldwide

National Cord Blood Program
New York Blood Center
Carolinas Cord Blood Bank
Cleveland Cord Blood Center
Cbr a California Cryobank Company
cordlife
國際臍帶血庫企業集團
Global Cord Blood Corporation
HealthBaby 生寶臍帶血庫
BebeVida
crioestaminal Ciência para a vida

ThermoGenesis | CESCA Therapeutics

16

BioArchive®: Fully Automated Storage of Clinical Product

– Fully robotic storage and retrieval system for cryopreserving cell-based therapeutics; has already been used in four BLA applications



Individual based storage



Barcode Reader (CCD)
Periscope/Arm Vertical Travel
Periscope/Arm Rotation
Linear Actuator
Periscope Arm
Major Lid
Minor Lid
Major Lid Rotation
Viewing Glass
Minor Lid Rotation
Canister
(on canister hook)
Storage Rings
bioarchive



Sample in overwrap bag placed in canister.





Sample is being stored on rack.



Once the sample reaches -50°C it is robotically

Individual storage, closed system, automated data tracking and built-in programmed freezing

ThermoGenesis | CESCA Therapeutics

BioArchive®: Global Market Penetration

– 300+ BioArchive Systems, 129 sites in 37 countries



The America's
111 Systems
41 Institutes
5 Countries

Europe/Russia/Africa
79 Systems
42 Institutes
19 Countries

Asia/Mid East
113 Systems
46 Institutes
13 Countries

BioArchive® has been used in 4 BLAs approved by FDA

New York Blood Center

The University of Texas MD Anderson ~~Cancer~~ Center

Duke University

Cleveland Clinic

ThermoGenesis | CESCA Therapeutics

Cesca/ThermoGenesis' Future Growth Strategy

– Transforming from a medical device company to a leading solution provider for cell therapies


Thru Distribution Partnership
CARTXpress™ off-the-shelf product
In-House Capacity & Joint Venture
CMO/CDMO services for cell manufacturing
In-House
Global solution provider for cell therapies
2019
2020
2021
2022
2023
2024

ThermoGenesis | CESCA Therapeutics

Experienced Leadership Team



Chris Xu, PhD/MBA, Chairman, President and Chief Executive Officer

20+ years in life sciences and pharmaceutical industry

Founder of the Boyalife Group; fostered more than 20+ private public companies



Haihong Zhu, President of ThermoGenesis Corp

25+ years involved in stem cell field

10+ years of C-level experience in life science companies



Phil Coelho, Chief Technology Officer

Inventor of many of the legendary automated cellular processing products

Holder of 50+ US patents and 300+ international patents

30+ years of C-level experience with public life science companies



Jeff Cauble, Vice President of Finance and Principal Accounting Officer

20+ years in managerial roles within finance for both private and publicly traded companies



Mindy Wilke-Douglas, Vice President of Operations

20+ years of operation management and marketing experience in FDA regulated biotechnology and medical device companies

ThermoGenesis | CESCA Therapeutics

Pursuing Excellence for Cell Based Therapies

Cell Banking, Cell Process and Cell Therapy

Company Contact:

Cesca Therapeutics Inc.
Wendy Samford
916-858-5191
ir@cescatherapeutics.com

Investor Contact:

Rx Communications
Paula Schwartz
917-322-2216
pschwartz@rxir.com

For more information:

Cesca Therapeutics Inc., visit:
www.cescatherapeutics.com
ThermoGenesis Corp., visit:
www.thermogenesis.com

ThermoGenesis | CESCA Therapeutics